SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the unaudited financial statements were issued and has determined that no material subsequent events exist other than the following.

The Company is discussing the terms of the purchase of certain assets with The Mepe Trust and the LBZNESS Trust related to “Barotex” proprietary technology. At the time of this report, the Company has not yet entered into definitive agreements. The definitive agreements will supersede the terms of the Letter of Intent dated May 23, 2022, between the Company and the Mepe Trust.